ForeInvestors Choice Variable Annuity

Supplement dated December 5, 2023 to your Prospectus dated May 1, 2023

BlackRock Capital Appreciation V.I. Fund

The Reorganization of the BlackRock Capital Appreciation V.I. Fund (“Merging Sub-Account”) into the BlackRock Large Cap Focus Growth V.I. Fund (to be renamed BlackRock Large Cap Growth Equity V.I. Fund upon the Reorganization) (“Acquiring Sub-Account”), as supplemented October 11, 2023 and November 15, 2023, scheduled to take place at the close of business on or about December 8, 2023 has been postponed until further notice.

Until the Reorganization is completed, contract holders may continue to invest in and withdraw from the Merging Sub-Account.

This Supplement Should be Retained for Future Reference.

FIC120523FM/FA